UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 10, 2003


                         The Elder-Beerman Stores Corp.
             (Exact name of registrant as specified in its charter)


            Ohio                      0-02788                31-0271980
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)            File Number)          Identification No.)


            3155 El-Bee Road                                45439
              Dayton, Ohio                                (Zip Code)
(Address of principal executive offices)


Registrant's telephone number, including area code:   (937) 296-2700

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

      On July 10, 2003, The Elder-Beerman Stores Corp. issued a press release announcing its sales results for the five week fiscal period beginning June 1, 2003 through July 5, 2003, and for the fiscal year-to-date period beginning February 2, 2003 through July 5, 2003. The text of the release is attached as
Exhibit 99.1 to this Form 8-K.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           THE ELDER-BEERMAN STORES CORP.


                           By: /s/ Edward A. Tomechko
                               ------------------------------------------------
                          Name: Edward A. Tomechko
                         Title: Executive Vice President - Chief Financial
                                Officer, Treasurer and Secretary


Dated:  July 10, 2003



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